United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2008
Lodgian, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14537	52-2093696
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices)
(404) 364-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Following Lodgian’s conference call for the quarter and year ended December 31, 2007, on February 26, 2008, an analyst covering the Company requested historical pro forma information on the Company’s newly identified “Continuing Operations” portfolio, which now contains 35 hotels. Attached as Exhibit 99.1 is a historical income statement by quarter for 2006 and 2007 for the Company’s new “Continuing Operations” portfolio.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1 –	Pro forma quarterly Income Statements for the Company’s continuing operations portfolio for 2006 and 2007
The information contained in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lodgian, Inc. Dated: March 10, 2008
By:	/s Daniel E. Ellis
Daniel E. Ellis
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Pro forma quarterly Income Statements for the Company’s continuing operations portfolio for 2006 and 2007

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